EXHIBIT
                              10.1
                      STAFF BUILDERS, INC.
                    1993 STOCK OPTION PLAN

                                        July 1, 1997


Stephen Savitsky



          Re:  Grant of Nonqualifying Stock Options
               to Purchase Shares of the Class A Common
               Stock of Staff Builders, Inc.

Dear Renee:

          You and Staff Builders, Inc., a Delaware corporation (the "Corporation"), hereby agree as follows:

          1. Reference. This is the Stock Option Agreement referred to in Section 7(k) of the Corporation's 1993 Stock Option Plan (the "Plan"). The stock option this Agreement grants is a Nonqualifying Stock Option, as set forth in Section 2 below. This Agreement incorporates all terms, conditions and provisions of the Plan.

          2. Stock Option. The Corporation hereby grants to the Optionee the option (the "Stock Option") to purchase that number of shares of Class A Common Stock of the Corporation, par value $.01 per share, set forth on Schedule A. The Corporation will issue these shares as fully paid and nonassessable shares upon the Optionee's exercise of the Stock Option. The Optionee may exercise the Stock Option in accordance with this Agreement any time prior to the tenth anniversary of the date of grant of the Stock Option evidenced by this Agreement, unless earlier terminated according to the terms of this Agreement. Schedule A sets forth the date or dates after which the Optionee may exercise all or part of the Stock Option, subject to the provisions of the Plan.

          3. Exercise of Stock Option. The Optionee may exercise the Stock Option in whole or in part by written notice delivered to the Corporation in the form of Schedule B to this Agreement. If exercisable Stock Options as to 100 or more shares are held by an Optionee, then such Stock Options may not be exercised for fewer than 100 shares at any time, and if exercisable Stock Options for fewer than 100 shares are held by an Optionee, then Stock Options for all such shares must be exercised at one time. The Optionee shall enclose with each such notice payment by cash or by valid check in an amount equal to the number of shares as to which his exercise is made, multiplied by the option price therefor; provided, however, that if the Committee appointed by the Board of Directors pursuant to Section 2 of the Plan shall, in its sole discretion, approve, payment upon exercise of the Stock Option in whole or in part may be made by surrender to the Corporation in due form for transfer of shares of Class A Common Stock of the Corporation. In the case of payment in the Corporation's Class A Common Stock, such stock shall be valued at its Fair Market Value (as defined in Section 7(b) of the Plan) as of the date of surrender of the stock.

          4. Purchase Price. The option price per share shall be that set forth on Schedule A.

          5. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of any shares subject to the Stock Option unless and until Optionee has exercised the Stock Option in complete accordance with the terms hereof, and shall have no rights with respect to shares not expressly conferred by this Agreement.

          6. Shares Reserved. The Corporation shall at all times during the term of this Agreement reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue taxes on the exercise of the Stock Option, and all other fees and expenses necessarily incurred by the Corporation in connection therewith.

          7. Nonassignability. The Stock Option and this Agreement shall not be encumbered, disposed of, assigned or transferred in whole or part, and, except as described in the Plan, may only be exercised by the Optionee unless the prior written consent of the Committee has been obtained. All shares purchased pursuant to this Agreement shall be purchased for investment by the Optionee.

          8. Effect Upon Employment. Nothing in this Agreement shall confer on the Optionee any right to continue in the employment of the Corporation or shall interfere in any way with the right of the Corporation to terminate Optionee's employment at any time.

          9. Successors. This agreement shall be binding upon any successor of the Corporation.









          In order to indicate your acceptance of the Stock Option on the above terms and conditions, kindly sign the enclosed copy of this letter agreement and return it to the Corporation.



                                   STAFF BUILDERS, INC.


                                   By:/s/ David Savitsky


Accepted and Agreed to:


/s/ Stephen Savitsky
      Stephen Savitsky





































                                        Schedule A



                   Nonqualifying Stock Options


Date of Grant: July 1, 1997

Name of Optionee: Stephen Savitsky

Number of Shares as to
which the Option is Granted: 218,136

Option Price per Share: $2.31

Exercisability of Options:

          Number of Shares              Date after which the
          as to which the               Option is Exercisable
          Optionee May Exercise         (anniversaries refer
          the Option Granted            to the Date of Grant
          Hereby                        of the Stock Option

                218,136                          July 1, 1997





























                                        Schedule B



                 NOTICE OF ELECTION TO EXERCISE


Staff Builders, Inc.


Attention:

Gentlemen:

          I hereby irrevocably elect to exercise the Stock Option held by me under the 1993 Stock Option Plan of Staff Builders, Inc. (the "Corporation") to purchase shares of the Class A Common Stock, par value $.01 per share, of the Corporation at an option price of
$        per share.

          Enclosed is a check, payable to the order of the
Corporation, in the amount of $       .

          A completed Exercise of Stock Option Payment Remittance
Form is attached.

          Please instruct [                           ], Transfer
Agent, to issue         certificate(s) for         shares each and,
if applicable, a separate certificate for the remaining shares in my name as shown below. The following address is for the records of the Transfer Agent for mailing stockholder communications:


                              Name


                      Taxpayer I.D. Number
             (i.e. Social Security/Insurance Number)


                        Number and Street


                 City       State       Zip Code









Please forward the certificate(s) to me at the following address:



                        Number and Street


                 City       State       Zip Code

          This election incorporates, and is subject to, all terms and conditions of the Plan and my Stock Option Agreement with the Corporation. The Stock Option I am exercising is stated to be:

          [Check one]    (    )    Incentive Stock Option
               (    )    Nonqualifying Stock Option

          I am acquiring the foregoing shares for investment purposes only, and not with a view to their sale or distribution.


Dated:




                         Signature



                         Print Name

























                                                  Schedule B-1


                      STAFF BUILDERS, INC.

                              1993
                        STOCK OPTION PLAN

        Exercise of Stock Option Payment Remittance Form

          In fulfillment of the accompanying Notice of Election to Exercise, which advises you of my intention to exercise options to
purchase           shares of Staff Builders, Inc. Common Stock at
an option price of $            per share, for a total purchase
price of $           , I enclose in full payment of the purchase
price:

          bank check in the amount of . . . . . . $
          made payable to Staff Builders, Inc.



Dated:
                                        Signature
(    )    Incentive Stock Option
(    )    Nonqualifying Stock Option
                                        Type Name











ed/opt.93n